Exhibit 10.2

Execution Version

EQUITY COMMITMENT AGREEMENT

This Equity Commitment Agreement, dated as of September 29, 2010 (this “Agreement”), is entered into by and among Rhino GP LLC, a Delaware limited liability company (“GP”); and CD Holding Company, LLC, a Delaware limited liability company, Jacobs Holdings LLC, a Connecticut limited liability company, Robert H. Holtz, Mark D. Zand, Jay L. Maymudes, Arthur H. Amron, Kenneth A. Rubin, Frederick B. Simon, Kitty Capital LLC, a Delaware limited liability company, John V. Doyle and John C. Sites, Jr. (collectively, the “GP Owners”).  The above-named entities and individual are sometimes referred to as “Party” and collectively as the “Parties.”

ARTICLE I

DEFINITIONS

The following defined terms will have the meaning given below:

“Effective Time” means that date and time with respect to the delivery of the Firm Units (as defined in the Underwriting Agreement) and payment therefor as set forth in paragraph 4 of the Underwriting Agreement.

“Partnership” means Rhino Resource Partners LP, a Delaware limited partnership.

“Registration Statement” means the Registration Statement on Form S-1 initially filed on May 5, 2010 with the Securities and Exchange Commission (Registration No. 333-166550), as amended.

“Underwriters” means the underwriting syndicate listed in Schedule I to the Underwriting Agreement.

“Underwriting Agreement” means a firm commitment underwriting agreement to be entered into among the Partnership, GP, Rhino Energy LLC, a Delaware limited liability company, and the Underwriters named in the Registration Statement, in substantially the form attached as Exhibit 1.1 to the Registration Statement.

ARTICLE II

CONTRIBUTIONS

Immediately prior to the Effective Time, each of the GP Owners hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to GP, its successors and assigns, for its and their own use forever, a cash payment in such amount as set forth on Schedule A in exchange for a limited liability company interest in GP as set forth on Schedule A, and GP hereby accepts such cash payment as a contribution to the capital of GP.

ARTICLE III

MISCELLANEOUS

Section 3.1             Third-Party Rights.  Each Party agrees that the Partnership shall be entitled to assert rights and remedies hereunder as a third-party beneficiary hereto.  Except with respect to the foregoing, the provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.

Section 3.2             Amendment or Modification.  This Agreement may be amended or modified at any time or from time to time only by a written instrument, specifically stating that such written instrument is intended to amend or modify this Agreement, signed by each of the Parties.

Section 3.3             Applicable Law; Forum, Venue and Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.4             Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.  The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

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2

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

RHINO GP LLC

By:	/s David G. Zatezalo
David G. Zatezalo
President and Chief Executive Officer

CD HOLDING COMPANY, LLC

By:	/s Charles E. Davidson
Charles E. Davidson
Manager

JACOBS HOLDINGS LLC

By:	J.J.H. Trust, the Managing Member

By:	: /s Robert H. Holtz
Robert H. Holtz
Trustee

By:	: /s Joel Lever
Joel Lever
Trustee

ROBERT H. HOLTZ

/s/ Robert H. Holtz

SIGNATURE PAGE

EQUITY COMMITMENT AGREEMENT

MARK D. ZAND

/s/ Mark D. Zand

JAY L. MAYMUDES

/s/ Jay L. Maymudes

JOHN V. DOYLE

/s/ John V. Doyle

ARTHUR H. AMRON

/s/ Arthur H. Amron

KENNETH A. RUBIN

/s/ Kenneth A. Rubin

FREDERICK B. SIMON

/s/ Frederick B. Simon

SIGNATURE PAGE

EQUITY COMMITMENT AGREEMENT

JOHN C. SITES, JR.

/s/ John C. Sites, Jr.

KITTY CAPITAL LLC

By:	/s/ Antony Lundy
Antony Lundy
President

SIGNATURE PAGE

EQUITY COMMITMENT AGREEMENT